UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): July 25, 2005 (July 19, 2005)


                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)


            0-25184                                       95-3056150
            -------                                       ----------
    (Commission File Number)                 (IRS Employer Identification No.)


19850 South Magellan Drive, Suite 305 Torrance, California             90502
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         (Address of Principal Executive Offices)                   (Zip Code)


                                 (310) 527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

Nominated Adviser and Broker Agreement

On July 19, 2005, Enova Systems, Inc. (the "Registrant") and the Directors of the Registrant (the "Directors") entered into a Nominated Adviser and Broker agreement (the "Nominated Adviser Agreement") with Investec Bank (UK) Limited ("Investec"). Pursuant to the Nominated Adviser Agreement the Registrant appointed Investec to be its Nominated Adviser and Broker in connection with the Registrant's application for admission of the Registrant's common stock for trading on the AIM Market of the London Stock Exchange ("AIM").

In connection with the appointment of Investec as the Registrant's Nominated Advisor and Broker, the Registrant is required to pay an annual retainer fee to Investec beginning on the second anniversary of the Registrant's admission on AIM in the amount of $70,000 (all dollar values based on an exchange rate of (pound)1: US$1.75, prevailing on July 18, 2005). On the third anniversary of the Registrant's admission on AIM, and for all subsequent anniversaries, the annual retainer fee will be $87,500. The Registrant expects to receive notification of the acceptance of the listing of its shares of common stock on AIM on or about July 26, 2005. In addition, the Registrant has agreed to indemnify Investec against certain claims that may arise in connection with the Registrant's application for admission to AIM and Investec's role as the Registrant's Nominated Adviser and Broker.

Pursuant to the Nominated Adviser Agreement, for a period of 5 years after the admission of the Registrant's common stock on AIM, the Registrant will not issue any additional shares of Series A Preferred Stock or Series B Preferred Stock without the prior written consent of Investec. In addition, the Registrant will not issue any other shares ranking ahead of the Registrant's common stock with respect to the entitlement to dividends or any other distribution without approval of the requisite majority of the Registrant's common stock (and, if necessary, the requisite majority of the shares of Series A and Series B Preferred Stock).

In addition, the Nominated Adviser Agreement provides that, for a period of 5 years after the admission of the Registrant's common stock on AIM, the Registrant will not (without the prior written consent of Investec or the prior approval of holders of 75% of the voting rights of the Registrant) issue an amount of new equity securities that, when added with any equity securities issued in the preceding 12 months, exceed 10% of the total voting rights attached to all the equity securities of the Registrant, without first offering the new securities to existing security holders of the Registrant, on equal terms and in amounts equal to the proportion held by the existing shareholders of the Registrant's outstanding equity shares.

Placing Agreement

On July 19, 2005, the Registrant and the Directors entered into a Placing Agreement with Investec relating to the sale of up to 5,350,000 shares of the Registrant's common stock. Pursuant to the Placing Agreement, Investec has agreed to use its reasonable efforts to sell, and has conditionally sold, all such shares of common stock at a price of $0.084 per share to certain eligible investors located outside the United States. The gross proceeds from the sale will be approximately US$20,000,000, before fees to Investec of approximately

US$1,200,000 and other costs associated with the listing and placement. The Registrant anticipates it will receive approximately US$18,000,000 of net proceeds from the offering.

Pursuant to the Placing Agreement, the closing of the offering is contingent upon, among other things, the listing of the Registrant's common stock for trading on the AIM Market of the London Stock Exchange. The Registrant expects to receive notification of the acceptance of the listing of its shares of common stock on the AIM Market on or about July 26, 2005.

Pursuant to the terms of the Placing Agreement, the Registrant will not issue shares or options (excluding options granted pursuant to the Registrant's stock option plan) for a period of three months after admission of the Registrant's common stock on AIM without the prior written consent of Investec. In addition, the Registrant has agreed to indemnify Investec against certain claims that may arise in connection with the offering of the Registrant's common stock and the application and admission of the Registrant's common stock on AIM. The Directors of the Registrant have agreed to indemnify Investec for breaches of certain warranties related to this offering. Except where breaches are the consequence of fraud or willful concealment by the Director concerned, the liability of the Directors under the Placing Agreement is limited to $50,000 for non-executive Directors, $416,000 for Edwin Riddell and $290,000 for Larry Lombard.

The sale of common stock described above is being conducted pursuant to the requirements of Regulation S under the Securities Act of 1933. Among other things, each investor purchasing shares of the Registrant's common stock in the offering has represented that he or she is not a "U.S. Person" as defined in Rule 902 of Regulation S. In addition, neither the Registrant nor Investec has conducted any selling effort directed at the United States in connection with the offering. All shares of common stock to be issued in the offering will be endorsed with a restrictive legend indicating that the shares are being issued pursuant to Regulation S under the Securities Act and will be deemed to be "restricted securities." As a result, the purchasers of such shares will not be able to resell the shares in the United States without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On July 19, 2005, Carl D. Perry, Director and Vice Chairman of the Registrant, voluntarily resigned from the Registrant's Board of Directors. There was no disagreement between Mr. Perry and the Registrant regarding any matter relating to the Registrant's operations, policies or practices.

On July 19, 2005, John J. Micek, III, a Director of the Registrant, voluntarily resigned from the Registrant's board of directors. There was no disagreement between Mr. Micek and the Registrant regarding any matter relating to the Registrant's operations, policies or practices.

(d)

On July 19, 2005 the Board of Directors appointed Larry B. Lombard, Chief Financial Officer of the Registrant, as a Director of the Registrant, to serve until the next annual meeting of the shareholders of the Registrant or until his successor is duly elected and qualified.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 25, 2005

                                        ENOVA SYSTEMS, INC.


                                        By:
                                            -----------------------------------
                                            Larry Lombard,
                                            Chief Financial Officer